UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  January 11, 2005

FEDEX CORPORATION

(Exact name of registrant as specified in its charter)

Commission file number 1-15829

Delaware	62-1721435
(State or other jurisdiction of	(I.R.S. Employer
Incorporation or organization)	Identification No.)

942 South Shady Grove Road, Memphis, Tennessee	38120
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (901) 818-7500

FEDERAL EXPRESS CORPORATION

(Exact name of registrant as specified in its charter)

Commission file number 1-7806

Delaware	71-0427007
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

3610 Hacks Cross Road, Memphis, Tennessee	38125
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (901) 369-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

                The information in this Report, including the exhibit, is being furnished pursuant to Item 7.01 of Form 8-K and General Instruction B.2 thereunder.  Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

SECTION 7.  REGULATION FD.

Item 7.01.  Regulation FD Disclosure.

                On January 11, 2005, FedEx Corporation (the “Company”) reaffirmed its previous earnings per share estimate for its third fiscal quarter ending February 28, 2005.  A copy of the Company’s press release is attached as Exhibit 99.1.

SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01.  Financial Statements and Exhibits.

(c)       Exhibits.  The following exhibit is being furnished as part of this Report.

Exhibit
Number	Description

99.1	Press Release of FedEx Corporation dated January 11, 2005.

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SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

FedEx Corporation

Date: January 12, 2005	By:	/s/ MARSHALL W. WITT
Marshall W. Witt
Staff Vice President and
Corporate Controller

Federal Express Corporation

Date: January 12, 2005	By:	/s/ JAY L. COFIELD
Jay L. Cofield
Vice President and
Worldwide Controller

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EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release of FedEx Corporation dated January 11, 2005.

E-1